SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 27, 2001


             Credit Suisse First Boston Mortgage Securities Corp.,
                           CSFB ABS Trust 2001-HE25,
          Mortgage-Backed Pass-Through Certificates, Series 2001-HE25


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-61840                  13-3320910
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
            -----------------------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000





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Item 5.  Other Events.
---- -   ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, "Seller"), Vesta Servicing, L.P., as a servicer (in such capacity, a "Servicer") and as the special servicer (in such capacity, the "Special Servicer"), Ocwen Federal Bank FSB, as a servicer (in such capacity, a "Servicer), U.S. Bank National Association as trustee (the "Trustee"), IBF IV - Asset Securitization Corp. ("IBF VI-Asset"), as a 2% Loan Group Optional Purchaser, IBF VI - Asset Securitization Corp. ("IBF VI-Asset"), as a 2% Loan Group Optional Purchaser and IBF VII - Asset Securitization Corp. ("IBF VI-Asset" and, together with IBF IV-Asset and IBF VI-Asset, (the "2% Loan Group Optional Purchasers), as a 2% Loan Group Optional Purchaser. The Certificates were issued on November 27, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of November 1, 2001, by and among the Company, the Seller, the Servicers, the Special Servicer, the Trustee, and the 2% Loan Group Optional Purchasers.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 12, 2001.

                       CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



                       By: /s/ Helaine Hebble
                           -------------------------------------------------
                           Name: Helaine Hebble
                           Title: Vice President

Exhibit Index


Exhibit                                                                  Page


99.1       The Pooling and Servicing Agreement dated as of November 1,     6
           2001, by and among the Company, the Seller, the Servicers, the Special Servicer, the Trustee, and the 2%
           Loan Group Optional Purchasers.